UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2024

INNO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Texas	001-41882	87-4294543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2465 Farm Market 359 South Brookshire, TX	77423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 909-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	INHD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Tianwei Li as Chief Executive Officer

On October 15, 2024, the Board of Directors (the “Board”) of Inno Holdings Inc. (the “Company”) accepted the resignation of Tianwei Li from his position as Chief Executive Officer of the Company. Mr. Li shall continue to serve as the Company’s Chief Financial Officer and as a director. Mr. Li’s resignation was not a result of any disagreement with the Company on any matter relating to its operations, policies, or practices, or to any issues regarding its accounting policies or practices. Mr. Li will continue to serve as a director and as the Chief Financial Officer of the Company.

The Company will compensate Tianwei Li for his service as chief financial officer and as a director of the Company at a salary of $10,000 per month, subject to his continued service.

Departure of Li Gong as Chief Operations Officer

On October 15, 2024, the Board accepted the resignation of Li Gong from her position as Chief Operations Officer. Ms. Gong’s resignation was not a result of any disagreement with the Company on any matter relating to its operations, policies, or practices, or to any issues regarding its accounting policies or practices.

Departure of Ying Liu as Chairwoman and Director of the Board

On October 15, 2024, the Board accepted the resignation of Ying Liu from her position as Chairwoman and a director of the Board. Ms. Liu’s resignation was not a result of any disagreement with the Company on any matter relating to its operations, policies, or practices, or to any issues regarding its accounting policies or practices.

Departure of Chen Sung from the Board

On October 15, 2024, the Board accepted the resignation of Chen Sung from his position as a director of the Board. Mr. Sung’s resignation was not a result of any disagreement with the Company on any matter relating to its operations, policies, or practices, or to any issues regarding its accounting policies or practices.

Mr. Sung was an independent director of the Company and served as chairman of the Compensation Committee and the Audit Committee.

Appointment of Ding Wei as Chief Executive Officer, Chairman, and Director

As previously reported in our Current Report on Form 8-K filed on September 12, 2024, the Company entered into a securities purchase agreement (“SPA II”), by and between the Company, Zfounder and each of the investors signatory thereto (“SPA II Investors”). Pursuant to the terms of SPA II dated as of September 6, 2024, the Board shall accept the resignation of two current directors, including the current chairman of the Board, and the SPA II Investors have the right to recommend two individuals to be appointed as directors of the Board, including the designation of the chairman of the Board, in place of the two resigning directors. Pursuant to such SPA II, Tianwei Li, Ying Liu, and Chen Sung have resigned from their respective appointments as set out above.

On October 15, 2024, upon the recommendation of the SPA II Investors in accordance with SPA II, the Board appointed Ding Wei, effective 15, to fill the Chief Executive Officer, director and chairman vacancy and to hold such positions until his resignation or removal.

Mr. Wei, 44 years old, has been the founder, chairman, and general manager of Yangzhou Ruide Fei Technology Co., Ltd. and Yangzhou Yu Chen Saiwen Information Consulting Co., Ltd. since July 2014. Mr. Wei holds a bachelor’s degree in computer science and information systems from CARICH Education of New Zealand.

Beyond the previously disclosed provisions of SPA II, there is no arrangement or understanding between Mr. Wei and any other persons, pursuant to which Mr. Wei was selected as Chief Executive Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Wei, and Mr. Wei does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company will compensate Ding Wei for his service as chief executive officer of the Company at a salary of $60,000 annually, subject to his continued service.

Appointment of Yufang Qu to the Board

On October 15, 2024, upon the recommendation of the SPA II Investors in accordance with SPA II, the Board appointed Yufang Qu, effective 15, to the Board to fill the director vacancy left by Chen Sung and to hold such office until their resignation or removal.

Ms. Qu, 58 years old, served as an accountant of Shuangyashan Shijixing Construction Engineering Co., Ltd. from 2004 to 2022. Ms. Qu graduated from Shuangyashan Radio and Television University in 1993 with a bachelor’s degree in financial accounting.

Beyond the previously disclosed provisions of SPA II, there are no arrangements or understandings pursuant to which Yufang Qu was selected as a director of the Company and there are no familial relationships between Yufang Qu and the other directors or executive officers of the Company. Since the beginning of the Company’s last fiscal year, the Company and Yufang Qu has not participated in any transactions, and there are currently no proposed transactions in which the Company or Yufang Qu, or any person who as a result of Yufang Qu would be a related person for the purposes of Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, had or will have a direct or material interest.

The Company will compensate Yufang Qu for her service as a non-employee director consistent with the compensation provided to other non-employee directors. Accordingly, Yufang Qu will receive $10,000 in cash per quarter, subject to her continued service on the Board, respectively.

Yufang Qu is expected to serve on the Compensation Committee and Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNO HOLDINGS INC.

By:	/s/ Ding Wei
Name:	Ding Wei
Title:	Chief Executive Officer

Date: October 15, 2024